35. Basic and diluted earnings (loss) per share	12 Months Ended
Dec. 31, 2017
Basic And Diluted Earnings Loss Per Share
Basic and diluted earnings (loss) per share

Basic

The basic earnings (loss) per share are calculated by dividing the profit/(loss) attributable to the holders of the Company’s equity instruments by the weighted average number of common shares outstanding as of December 31, 2017 and 2016, excluding common shares purchased by the Company and held as treasury shares.

The basic earnings (loss) per share coincide with the diluted earnings (loss) per share, inasmuch as the Company has issued neither preferred shares nor Corporate Notes convertible into common shares.

	12.31.17	12.31.16	12.31.15
Profit (Loss) for the year attributable to the owners of the Company	682,190	(1,188,648)	1,142,443
Weighted average number of common shares outstanding	898,280	897,043	897,043
Basic and diluted profit (loss) earnings per share – in pesos	0.76	(1.33)	1.27